UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Form of 6.15% Notes due 2013
Form of 6.80% Notes due 2019

Item 1.01 Entry into a Material Definitive Agreement.
On May 15, 2008, NiSource Inc. (the “Company”), NiSource Finance Corp., an Indiana corporation and wholly owned subsidiary of the Company (“NiSource Finance”), and Banc of America Securities LLC, J.P. Morgan Securities Inc., and Wachovia Capital Markets, LLC, acting for themselves and as representatives of the other several underwriters, entered into a Terms Agreement with respect to the offering and sale of unsecured and unsubordinated notes, consisting of $200,000,000 aggregate principal amount of the Company’s 6.15% Notes due 2013 (the “Notes Due 2013”) and $500,000,000 aggregate principal amount of the Company’s 6.80% Notes due 2019 (the “Notes Due 2019” and together with the Notes Due 2013, the “Notes”) under the Company’s and NiSource Finance’s Registration Statement on Form S-3 (File Nos. 333-148239 and 333-148239-01). The Notes Due 2013 are a re-opening of NiSource Finance’s 6.15% Notes due 2013 issued on February 19, 2003 in an initial aggregate principal amount of $345,000,000. The Terms Agreement incorporates by reference an Underwriting Agreement dated May 15, 2008 of the Company with respect to common stock, preferred stock and guarantees of debt securities and NiSource Finance with respect to debt securities (the “Underwriting Agreement”). The sale closed on May 20, 2008. The Notes were issued pursuant to an Indenture dated as of November 14, 2000 (as supplemented, the “Indenture”) among the Company, NiSource Finance and The Bank of New York, as successor in interest to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (as filed with the Securities and Exchange Commission on November 17, 2000).
Copies of the Underwriting Agreement, the form of the Notes Due 2013 and the form of the Notes Due 2019 are filed as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
Exhibit Description
1.1	Underwriting Agreement, dated May 15, 2008, of NiSource Inc. and NiSource Finance Corp.

4.1	Form of 6.15% Notes due 2013.

4.2	Form of 6.80% Notes due 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: May 20, 2008	By:	/s/ Jeffrey W. Grossman Jeffrey W. Grossman
Vice President and Controller

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 15, 2008, of NiSource Inc. and NiSource Finance Corp.

4.1	Form of 6.15% Notes due 2013.

4.2	Form of 6.80% Notes due 2019.